UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1720 South Bellaire Street, Suite 325
Denver, Colorado		80222
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		Phone: (800) 420-4866

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See description under Item 2.01 below.

ITEM 2.01—COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 17, 2015, CannaSys, Inc. entered into an Asset Purchase Agreement and Bill of Sale, Assignment, and Assumption Agreement, whereby CannaSys acquired a 70% controlling interest in Luvbuds, LLC, a Colorado limited liability company, from Luvbuds founder, Brett Harris. Luvbuds is a cannabis lifestyle brand, consignment kiosk company, and a wholesaler to cannabis dispensary operations in Colorado. As part of the transaction, Mr. Harris will retain a 30% interest in LuvBuds.

As consideration for the purchase, CannaSys will issue 300,000 shares of its restricted common stock and pay $25,000 in cash during the first quarter of 2016.

The shares of common stock to be issued pursuant to the Asset Purchase Agreement will be issued in reliance on the exemption from registration provided in Section 4(a)(2) and Rule 506 of the Securities Act of 1933, as amended, for transactions not involving any public offering. Mr. Harris is an “accredited investor” as defined in Rule 501(a) of Regulation D and confirmed the foregoing and acknowledged that the securities must be acquired and held for investment. All certificates evidencing the shares of common stock will bear a restrictive legend. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

See description under Item 2.01 above.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts
10.26	Asset Purchase Agreement between CannaSys, Inc. and Luvbuds, LLC, and Brett Harris, entered December 17, 2015	To be filed with annual report on Form 10-K
10.27	Bill of Sale, Assignment, and Assumption Agreement between CannaSys, Inc. and Luvbuds, LLC, dated December 17, 2015	To be filed with annual report on Form 10-K

Item 99	Miscellaneous
99.01	Press Release dated December 21, 2015	Attached.
_______________________________________
*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.

Dated: December 23, 2015	By:	/s/ Michael A. Tew
Michael A. Tew, Chief Executive Officer